UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report: February 2, 2009
(Date of earliest event reported)
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio	45014-5141
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 870-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 5, 2009, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Reports Profitable 2008 Fourth Quarter and Full Year,” furnished as Exhibit 99.1 hereto and incorporated herein by reference. On February 5, 2009, the company also distributed the attached information titled “Supplemental Financial Data,” furnished as Exhibit 99.2 hereto and incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release or supplemental financial data.
In accordance with general instruction B.2 of Form 8-K, the information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
On February 2, 2009, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Board Declares 39¢ Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.
Item 7.01 Regulation FD Disclosure.
On February 2, 2009, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions.” The news release is furnished as Exhibit 99.4 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit 99.1	—	News release dated February 5, 2009, “Cincinnati Financial Reports Profitable 2008 Fourth Quarter and Full Year”

Exhibit 99.2	—	Supplemental Financial Data dated February 5, 2009

Exhibit 99.3	—	News release dated February 2, 2009, titled “Cincinnati Financial Corporation Board Declares 39¢ Quarterly Cash Dividend”

Exhibit 99.4	—	News release dated February 2, 2009, titled “Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions”

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION
Date: February 5, 2009	/S/ Steven J. Johnston, FCAS, MAAA, CFA
Steven J. Johnston, FCAS, MAAA, CFA
Chief Financial Officer, Secretary and Treasurer